UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2023
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described under Item 5.07 of this Current Report, at a Special Meeting of Stockholders (the "Special Meeting") of StoneX Group Inc. (the "Company") held on August 10, 2023, the stockholders of the Company voted on and approved a certificate of amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company (the "Amendment"). The Company filed the Amendment with the Secretary of State of the State of Delaware on August 14, 2023, and the Amendment became effective upon filing.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Special Meeting was held on August 10, 2023. Of the 20,749,313 shares of our common stock outstanding as of the record date of June 20, 2023, 18,252,866 shares were represented at the Special Meeting, either in person or by proxy, constituting approximately 87.97% of the outstanding shares of common stock. The final voting results for the matters submitted to a vote of the stockholders are as follows:

Item 1. Votes were cast with respect to the proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company as follows:

FOR	10,280,465
AGAINST	7,956,582
ABSTAIN	15,819
BROKER NON-VOTES	—
Item 2. A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that stockholders vote on a non-binding resolution to determine whether the advisory stockholder vote on say-on-pay shall occur every one, two or three years, resulted in the following outcome:

1 YEAR	15,857,882
2 YEARS	2,298
3 YEARS	1,052,834
ABSTAIN	48,108
BROKER NON-VOTES	1,291,744
After consideration of the recommendation of the Company's stockholders, the Company's board of directors has determined to continue to hold an annual say-on-pay vote until the Company is next required, or the board of directors deems it appropriate, to submit to the stockholders a proposal to select, by advisory vote, the frequency of the say-on-pay vote.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit No.
3.1    Certificate of Amendment to StoneX Group Inc.'s Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on August 14, 2023.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
August 16, 2023	/s/ David A. Bolte
(Date)	David A. Bolte
Corporate Secretary